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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                  July 16, 1996
                        (Date of Earliest Event Reported)


                AIRPLANES LIMITED               AIRPLANES U.S. TRUST

            (Exact Name of Registrants as Specified in Memorandum of
                         Association or Trust Agreement)

              Jersey, Channel Islands                 Delaware
      (State or Other Jurisdiction of Incorporation or Organization)

                  33-99970-01                        13-3521640
          (Commission File Number)         (IRS Employer Identification No.)

               Aiplanes Limited                   Airplanes U.S. Trust
              22 Grenville Street               1100 North Market Street
                  St. Helier                       Rodney Square North
                Jersey, JE4 8PX                    Wilmington, Delaware
                Channel Islands                         19890-0001
             (011 44 1534 609 000)                  (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)

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Item 5.       Other Events
              ------------

              Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated July 15, 1996, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.



                                SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                       AIRPLANES LIMITED

Date: July 15, 1996                                    /s/ Roy M. Dantzic*
                                                       ----------------------
                                                       Director and Officer

Date: July 15, 1996                                    AIRPLANES U.S. TRUST

                                                       /s/ Roy M . Dantzic*
                                                       ----------------------
                                                       Controlling Trustee
                                                       and Officer

                                                      *By: /s/ Michael Walsh
                                                       ----------------------
                                                       Attorney-in-Fact



                               EXHIBIT INDEX

Exhibit A       -        Report to Certificateholders
Exhibit B       -        Power of Attorney for Airplanes Limited
Exhibit C       -        Power of Attorney for Airplanes U.S. Trust